SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

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Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

GLB BANCORP, Inc.

(Name of Registrant as Specified in its Charter)

XXXXXXXXXXXXXXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required.
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March 28, 2001

Dear Shareholders:

      You are cordially invited to attend the 2001 Annual Meeting of Shareholders of GLB Bancorp, Inc. The meeting will be held on Tuesday, April 24, 2001, 10:30 a.m. local time at the Holiday Inn Express Hotel & Suites LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio. The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting.

      Your vote is important, regardless of the number of shares you own. Please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person, but it will ensure that your vote is counted.

      Thank you for your attention to this important matter.

                Very truly yours,

                Richard T. Flenner, Jr.
                President and Chief Executive Officer

GLB BANCORP, INC.
7001 Center Street
Mentor, Ohio 44060
(440) 974-0000

 ____________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 ____________________________________

      Notice is hereby given that the Annual Meeting of Shareholders of GLB Bancorp, Inc. will be held at the Holiday Inn Express Hotel & Suites LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio on April 24, 2001 at 10:30 a.m. local time.

      A proxy and a proxy statement for the 2001 Annual Meeting are enclosed. The purpose of the annual meeting is to consider and act upon:

1)	election of 11 directors to serve until the 2002 Annual Meeting of Shareholders or until their successors are elected and qualified,

2)	amendment of the 1998 Stock Option and Incentive Plan to increase the number of shares available for issuance under the plan to 100,000 shares of common stock, and

3)	ratification of the board’s appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2001.

      The Board of Directors is not aware of any other business to come before the annual meeting. Any action may be taken on the foregoing proposals at the 2001 Annual Meeting on the date specified, or on any date or dates to which the annual meeting may be adjourned or postponed. The record date for determining shareholders entitled to notice of and to vote at the meeting is March 16, 2001.

      You are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and to return it promptly in the postage-paid return envelope provided. Please sign your name on the proxy exactly as indicated thereon.

By Order of the Board of Directors,

Andrew L. Meinhold Executive Vice President and Secretary

Mentor, Ohio
March 28, 2001

IMPORTANT: PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO GLB BANCORP, INC. AT 7001 CENTER STREET, MENTOR, OHIO 44060, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

GLB BANCORP, INC.
7001 Center Street
Mentor, Ohio 44060
(440) 974-0000

 ________________

PROXY STATEMENT
 ________________

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of GLB Bancorp, Inc., an Ohio corporation, of proxies to be voted at the 2001 Annual Meeting of Shareholders, and at any adjournment or postponement thereof. The annual meeting will be held on Tuesday, April 24, 2001 at 10:30 a.m., local time, at the Holiday Inn Express Hotel & Suites LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio. The accompanying Notice of Meeting and this proxy statement are first being mailed to shareholders on or about March 28, 2001.

PURPOSE OF THE MEETING

      At the annual meeting, GLB shareholders will be asked to elect 11 directors to serve until the 2002 annual meeting or until their successors are elected and qualified. Shareholders will also be asked to

•	approve an increase in the number of shares available for issuance under 1998 Stock Option and Incentive Plan from 28,000 to 100,000 shares of common stock, and

•	ratify the appointment of GLB’s independent auditors.

VOTING AND REVOCATION OF PROXIES

      Proxies solicited hereby may be used at the annual meeting only and will not be used for any other meeting. Proxies solicited by the board will be voted in accordance with the directions given. If no instructions are given, proxies will be voted in favor of the proposals set forth in this proxy statement.

      Shareholders who execute proxies retain the right to revoke them at any time before completion of the annual meeting, but revocation will not affect a vote previously taken. Proxies may be revoked by any shareholder who

•	attends the annual meeting and advises GLB’s Secretary that the shareholder intends to vote in person (but attendance at the annual meeting will not constitute revocation of a proxy),

•	gives a subsequent proxy relating to the same shares, or

•	files with the Secretary at or before the annual meeting a written notice of revocation bearing a later date than the proxy.

      Any written notice revoking a proxy should be delivered to Mr. Andrew L. Meinhold, Executive Vice President and Secretary, GLB Bancorp, Inc., 7001 Center Street, Mentor, Ohio 44060. Unless revoked, the shares represented by proxies will be voted at the annual meeting.

RECORD DATE AND OUTSTANDING SHARES; QUORUM

      Shareholders as of the close of business on March 16, 2001 are entitled to notice of and to vote at the annual meeting. As of March 16, 2001 there were 2,133,906 shares of GLB common stock issued and outstanding. The holders of a majority of the shares of GLB common stock issued and outstanding and entitled to vote, when present in person or by proxy at the annual meeting, will constitute a quorum for the conduct of business at the meeting.

VOTE REQUIRED

      Directors are elected by a plurality vote of shareholders present in person or by proxy and constituting a quorum, meaning the nominees receiving the greatest numbers of votes will be elected. Shareholders are entitled to one vote for each share then held. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise. For the proposal to increase shares available for issuance under the 1998 Stock Option and Incentive Plan, the affirmative vote of the holders of a majority of the issued and outstanding shares present in person or by proxy and entitled to vote is necessary.

ABSTENTIONS AND BROKER NON-VOTES

      Abstention may be specified on all proposals except the election of directors. Although they are counted for purposes of establishing that a quorum is present, abstentions and broker non-votes are not counted as votes cast. Because directors are elected by a plurality of votes cast, abstentions and broker non-votes will have no effect on the election of directors. But because shares for which abstention is indicated are entitled to vote, abstentions will have the same effect as votes against adoption of the proposal to increase shares available for issuance under the 1998 Stock Option and Incentive Plan. However, broker non-votes, if any, will have no effect on the proposal to amend the 1998 Stock Option and Incentive Plan.

      Definition of “Broker Non-vote.” Rules of self-regulatory organizations of which brokers are members — such as the New York Stock Exchange and the other major stock exchanges — prevent brokers from voting customers’ shares held in street name, unless the customer gives specific voting instructions to the broker or unless the proposal to be voted on is a routine proposal. The self-regulatory organizations’ rules generally allow brokers the discretion to vote customers’ shares on routine matters only, such as election of directors. Proposals to amend or adopt bylaws or articles of incorporation, proposals to adopt stock-compensation plans, and proposals to increase shares available for issuance under a plan by more than 5% of shares outstanding generally are considered non-routine proposals, and brokers therefore are not permitted by rules of their self-regulatory organizations to vote on those proposals without specific customer instructions. If a broker signs and submits a proxy without indicating how the proxy is to be voted on a non-routine proposal, the proxy is considered a so-called “broker non-vote” insofar as that non-routine proposal is concerned. Broker non-votes count toward establishment of a quorum, but they do not count as votes cast on a non-routine proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS

      The following table indicates the beneficial ownership of GLB common stock as of March 23, 2001 by

•	each person known by GLB to own beneficially more than 5% of the outstanding common stock,

•	each director nominee and each executive officer identified in the Summary Compensation Table, and

•	all directors and executive officers as a group.

      For purposes of the table, a person is considered to beneficially own any shares with respect to which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire such beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named or shared with members of his or her household. Shares deemed to be outstanding for purposes of computing “Percent of Common Stock” are calculated on the basis of 2,133,906 shares outstanding, plus the number of shares the person has the right to acquire within 60 days.

	Shares		Shares acquirable
	beneficially		within 60 days by	Percent
Name and address of 5% beneficial owner	owned		exercise of options (5)	of stock

Umberto Fedeli

P.O. Box 318003, Independence, Ohio 44131	185,700	(1)	—	8.7%

Steven A. Calabrese, et al

1110 Euclid Avenue, Suite 300, Cleveland, Ohio 44115	129,564	(2)	—	6.1%

Jerome T. Osborne, Chairman of the Board

7954 Reynolds Road, Mentor, Ohio 44060	160,419		120	7.5%

Richard M. Osborne, Vice Chairman

7001 Center Street, Mentor, Ohio 44060	417,521	(3)(4)	120	19.6%

	Shares		Shares acquirable
	beneficially		within 60 days by	Percent
Directors, nominees and named executive officers	owned		exercise of options (5)	of stock

James A. Brown	27,500		40	1.3%

Richard T. Flenner, Jr.	1,513		3,000	(6)

James V. Fryan	30,000		120	1.4%

George C. Lott	300		120	(6)

George X. Mechir	1,500		120	(6)

Jerome T. Osborne	160,419		120	7.5%

Richard M. Osborne	417,521	(3)(4)	120	19.6%

Edward R. Pike	45,000	(7)	120	2.1%

Thomas J. Smith	2,200		120	(6)

Joseph T. Svete	19,000		120	(6)

Thomas E. Wheeler	30,000		120	1.4%

All directors, nominees and executive officers as a group (13 persons)	736,953	(3)(8)	6,520 (8)	34.7%

(1)	Derived from the Schedule 13D filed by Mr. Fedeli with the Securities and Exchange Commission on November 18, 1999, as amended.

(2)	Derived from the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000 by Steven A. Calabrese, CCAG Limited, RC Enterprises I, RC Enterprises II, David S. Calabrese, Eric M. Calabrese, and the AJC Marital Trust, as amended.

(3)	Includes 27,200 shares over which Richard M. Osborne shares voting power with six other trustees of the Georgeanne S. Osborne Family Memorial Trust.

(4)	Also includes 345,996 shares over which Richard M. Osborne has sole voting power as trustee of the Richard M. Osborne Trust, and 44,325 shares over which Mr. Osborne has sole voting power as manager of Turkey Vulture Fund XIII, Ltd., according to the amended Schedule 13D filed or to be filed by Richard M. Osborne, the Richard M. Osborne Trust, and Turkey Vulture Fund XIII, Ltd. with the Securities and Exchange Commission in late March or early April 2001. The Richard M. Osborne Trust has pledged 329,796 shares as security for borrowings. Failure to satisfy debt obligations secured by a pledge of GLB stock could result in adverse consequences to GLB’s stock price because the lender’s sale of GLB stock might not occur under orderly market conditions. A lender’s exercise of its security interest could also result in a change in control of GLB.

(5)	Under GLB’s 1998 Stock Option and Incentive Plan, options to acquire 200 shares of GLB common stock were granted effective February 17, 1998 to each director of GLB who was not also an officer or employee of GLB or Great Lakes Bank. The options vest and become exercisable in five equal annual installments. The options have a term of ten years.

(6)	Does not exceed 1%.

(7)	Includes 37,500 shares over which Mr. Pike has the right to exercise voting and investment power under a Limited Durable Power of Attorney granted to him on November 3, 1994 by each of his five brothers and sisters, each of whom owns 7,500 shares. The grantors of the Limited Durable Powers of Attorney retain the right to take any action Edward R. Pike as attorney in fact is authorized to take under the Limited Durable Power of Attorney.

(8)	Shares beneficially owned and options held by all directors, nominees and executive officers as a group also include shares held by executive officers Andrew L. Meinhold and Cheryl Jean Mihitsch, options held by Mr. Meinhold to acquire common stock, of which 1,800 are exercisable, and options held by Ms. Mihitsch to acquire common stock, of which 600 are exercisable.

      In the aggregate, Directors Jerome T. and Richard M. Osborne, their affiliates, and members of their immediate family own, control, and hold with power to vote more than 25% of GLB’s common stock. Under the federal Change in Bank Control Act and Regulation Y of the Board of Governors of the Federal Reserve System, approval of the Federal Reserve is necessary to own, control, or hold with power to vote 25% or more of a bank holding company. For purposes of the Change in Bank Control Act and Regulation Y, a person is presumed to be acting in concert with and to own shares held by members of his immediate family. Regulation Y defines “immediate family” to include a person’s parents, grandparents, siblings, children, grandchildren, relations by marriage, and others. Control of a bank holding company is also presumed to exist, and Federal Reserve approval under the Change in Bank Control Act and Regulation Y may also be necessary, if a person owns or seeks to acquire 10% or more of a bank holding company’s shares. By letter dated May 12, 1998 the Federal Reserve Bank of Cleveland approved Director Jerome T. Osborne’s filing under the Change in Bank Control Act and Regulation Y, which was submitted to the Federal Reserve Bank in anticipation of GLB’s initial public offering of common stock completed later in May 1998 and registration of GLB’s common stock under the Securities Exchange Act of 1934. The Federal Reserve Bank’s May 12, 1998 approval allowed Jerome T. Osborne to retain ownership of up to 21.23% of GLB’s shares, notwithstanding that his son, Director Richard M. Osborne, would retain ownership and control of a larger percentage of shares after completion of the initial public offering.

FIRST PROPOSAL — ELECTION OF DIRECTORS

      Article III, Section 1 of GLB’s regulations provides that the board may consist of no fewer than five and no more than twelve directors, the precise number being fixed or changed from time to time by majority vote of shareholders. The number of directors is currently fixed at eleven. At the annual meeting, the individuals identified below will be nominated to serve as directors for terms ending at the 2002 annual meeting of shareholders, or until their successors are elected and qualified. The board of GLB and the board of Great Lakes Bank are comprised of the same individuals, serving identical terms as directors of GLB and the bank.

		Director
Nominees	Age	since	Principal occupation in the last 5 years

James A. Brown	61	1999	James A. Brown is the President and owner of the Classic Campus automobile dealerships in the Cleveland, Ohio area. Mr. Brown serves on the Board of Trustees of Lake Erie College and the Cleveland Golf Charities

Richard T. Flenner, Jr. President and Chief Executive Officer	58	1994	Richard T. Flenner has more than 35 years of experience in the banking industry in northeastern Ohio. Mr. Flenner joined Great Lakes Bank in 1994 after its succession to the business of Great Lakes Commerce Bank. Mr. Flenner is a member of Leadership Lake County and a board member of the Lake County Hospital Foundation

James V. Fryan	63	1995	James V. Fryan is the owner and operator of the “Goodtime III” dinner and special occasion cruise ship operating out of Cleveland, Ohio

George C. Lott	67	1994	Following an approximately 35-year career in banking, George C. Lott retired in 1995 as Executive Vice President of Great Lakes Bank. He had served as a director, and since 1987 as Senior Executive Vice President, of Great Lakes Commerce Bank. Mr. Lott has also acted as internal auditor of Great Lakes Bank on a consulting basis

George X. Mechir	83	1994	George X. Mechir’s career in banking began in 1962 with Great Lakes Commerce Bank, where he served as President and Chief Executive Officer at the time of his retirement. Mr. Mechir had also been a director of Great Lakes Commerce Bank. Mr. Mechir is an attorney

Jerome T. Osborne	78	1994	Jerome T. Osborne, Sr. is the founder and President of Osborne, Inc., a concrete company headquartered in Mentor, Ohio. Richard M. Osborne, Vice Chairman, is Jerome T. Osborne’s son. Although Jerome T. Osborne, Sr. is Chairman of the Board and Richard M. Osborne is Vice Chairman of the Board, neither of them serves as an officer or receives any compensation therefor

		Director
Nominees	Age	since	Principal occupation in the last 5 years

Richard M. Osborne	55	1994	Richard M. Osborne is President and Chief Executive Officer of OsAir, Inc., Mentor, Ohio (“OsAir”), a company he founded in 1963. OsAir is a manufacturer of industrial gases for pipeline delivery and a real property developer. Jerome T. Osborne, Sr., Chairman of the Board, is Richard M. Osborne’s father. Richard M. Osborne is a member of the Independent Oxygen Manufacturers Association and the National Welders’ Supply Association. Mr. Osborne also serves as director of one other company whose securities are registered under the Securities Exchange Act of 1934. See, “ — Additional Information Concerning Directors,” below

Edward R. Pike, Jr.	42	1994	Edward R. Pike is the President of Ed Pike Lincoln-Mercury, an automobile dealership located in Mentor, Ohio

Thomas J. Smith	56	1994	Thomas J. Smith is a director and the President and Chief Operating Officer of Liberty Self-Stor, Inc. Mr. Smith has more than 20 years of direct banking experience. From July of 1994 to May of 1995, he served as Treasurer of Great Lakes Bank. Mr. Smith is a Certified Public Accountant

Joseph T. Svete	64	1994	Joseph T. Svete is an attorney in private practice and principal of the law firm Svete, McGee and Carrabine Co., LPA in Chardon, Ohio. Along with certain other directors, Mr. Svete is an investor in Turkey Vulture Fund XIII, Ltd., an investment fund managed by Director Richard M. Osborne

Thomas E. Wheeler	54	1994	Thomas E. Wheeler is President of Component Repair Technologies, Inc., an aircraft engine company located in Mentor, Ohio. Along with certain other directors, Mr. Wheeler is an investor in Turkey Vulture Fund XIII, Ltd., an investment fund managed by Director Richard M. Osborne

Additional Information Concerning Directors

      Service as Directors with Other Public Companies. Except as may be noted herein, there are no family relationships among any of the directors or executive officers. Except as may be disclosed herein, none of the directors or executive officers of GLB serves as a director of (1) a company with a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or (2) any investment company registered under the Investment Company Act of 1940. None of the directors or executive officers of GLB has been involved in any legal proceedings concerning bankruptcy, either individually or in respect of any businesses with which they have been involved, nor have any of such persons been convicted of any crime, excluding traffic violations and similar minor offenses.

      Through certain entities, including Turkey Vulture Fund XIII, Ltd., an affiliated investment fund managed by Mr. Richard M. Osborne (and of which he is the majority owner), Mr. Richard M. Osborne is an active investor in numerous other companies, including real estate investment trusts, an energy company, an insurance firm and, from time to time, small and mid-sized bank and thrift institutions in Ohio and elsewhere, occasionally acquiring substantial stakes in such companies. As a result of these investments, Mr. Osborne is also a director, Chairman of the Board and Chief Executive Officer of Liberty Self-Stor, Inc., a Maryland corporation and successor to Meridian Point Realty Trust ‘83, a real estate investment trust. Located in Mentor, Ohio, Liberty Self-Stor, Inc. owns and operates self-storage facilities. Liberty Self-Stor, Inc. has securities registered under the Securities Exchange Act of 1934.

      Ownership of More than 5% of Another Public Company. GLB owns approximately 131,817 shares, or 3.1%, of LNB Bancorp, Inc., an Ohio corporation and bank holding company whose securities are registered under the Securities Exchange Act of 1934. Turkey Vulture Fund XIII, Ltd. owns approximately 53,000 of LNB Bancorp, Inc.’s shares, or 1.3%. Director Richard M. Osborne is sole manager of Turkey Vulture Fund XIII, Ltd. Finally,

Director Richard M. Osborne owns approximately 121,746 shares of LNB Bancorp, Inc., or 2.9% of its shares, through a trust of which Mr. Osborne is sole trustee. Collectively, GLB, Turkey Vulture Fund XIII, Ltd. and the trust own 7.3% of LNB Bancorp, Inc.’s shares, and they jointly filed a Schedule 13D report of beneficial ownership of LNB Bancorp, Inc.’s shares with the Securities and Exchange Commission on May 1, 2000, amended December 19, 2000. Turkey Vulture Fund XIII, Ltd. declared in the amended Schedule 13D that, “[t]he Fund believes that there exists significant inherent value in [LNB Bancorp, Inc.] that remains unrealized by current management. To maximize the value of shareholders’ investment in LNB, the Fund believes that the Board of Directors of LNB should retain an independent investment banking firm for the purpose of analyzing and reporting to the Board of Directors on strategic alternatives that may be appropriate in order to maximize the value of LNB’s common stock. Such alternatives may include, but are not limited to, the sale of all or substantially all of LNB’s assets or a merger or other business combination of LNB.”

      Availability of Electronic Filings with the SEC. The Securities and Exchange Commission maintains an Internet web site containing reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov. This proxy statement is available on the SEC’s web site. The Schedule 13D filings referred to above, and other filings with the Securities and Exchange Commission relating to or made by GLB, Liberty Self-Stor, Inc., LNB Bancorp, Inc., and other companies whose securities are registered under the Securities Exchange Act of 1934 are also available on the Securities and Exchange Commission’s web site.

Meetings of the Board and Committees

      Board Meetings. GLB’s board held 12 meetings in 2000. The board of Great Lakes Bank also held 12 meetings in 2000. The individuals who served in 2000 as directors of Great Lakes Bank and GLB attended at least 75% of (1) the total number of meetings of the board of each of GLB and Great Lakes Bank and (2) the total number of meetings held by all committees on which he or she served, except for Director James A. Brown, who attended 8 of the 12 GLB board meetings in 2000, or 66.7%.

      Except for an Audit Committee, GLB’s board has no board committees. Great Lakes Bank’s Code of Regulations provides that its board shall have an executive committee, an audit committee and such other committees as the board may from time to time find necessary or desirable to facilitate and expedite the management and administration of the affairs of Great Lakes Bank. The members of the audit committee of Great Lakes Bank serve also on the Audit Committee of GLB’s board.

      Director Nominations. Neither GLB’s nor Great Lakes Bank’s board has a nominating committee. Nominations for director are made by GLB’s board. Under Article II, Section 3 of GLB’s regulations, shareholders are entitled to submit nominations for director by following specified procedures. Among other things, these procedures require that the shareholder deliver to GLB’s Secretary a written notice setting forth the name, age and business and residence address of each nominee, the nominee’s principal occupation and the number of shares of GLB common stock he or she beneficially owns. The written consent of the nominee to serve as a director must also be provided by the shareholder making the nomination. The information must be provided to the Secretary at least 30 days before the meeting called for the purpose of electing directors. A nomination made by a shareholder who does not comply with these procedures will be disregarded.

      Compensation Committee. The Compensation Committee, which is comprised of Mr. Richard M. Osborne as Chairman and Directors Edward R. Pike and Thomas J. Smith, reviews the performance of managers, employees and officers and recommends appropriate salaries, incentives and benefits. The Compensation Committee held one meeting.

      Executive Committee. In intervals between meetings of the full board, the executive committee of Great Lakes Bank’s board possesses the power of the full board in the management and direction of Great Lakes Bank’s affairs in all cases in which specific direction shall not have been given by the full board, except as may otherwise be provided by applicable law (for example a provision of Ohio general corporation law stating that no committee may fill vacancies on the board or a committee thereof) and except insofar as the board shall have delegated power to another committee. The executive committee consists of Directors Jerome T. Osborne, Richard M. Osborne, Richard T. Flenner, Jr. and Thomas J. Smith. The executive committee held 17 meetings in 2000.

      Audit Committee. Under Article IV, Section 2 of GLB’s regulations, the Audit Committee must consist of at least three directors who are not also officers or employees of GLB. The Audit Committee is required by regulations Section 2 to (a) examine or superintend the examination or audit of GLB’s assets, liabilities and results of operations at least once each year, reporting the results to the board, and (b) recommend the selection of independent certified public accountants to conduct the annual financial examination or audit. The Audit Committee consists of Directors George X. Mechir, Joseph T. Svete and Thomas E. Wheeler. Mr. Svete is Chairman of the Audit Committee. The Audit Committee held four meetings in 2000. In addition, Crowe Chizek and Company, L.L.C. was engaged on November 14, 2000 to supplement GLB’s and the bank’s internal auditing function.

      At the end of 1999 the National Association of Securities Dealers, Inc. amended its rules governing qualification of securities for trading on Nasdaq, including the Nasdaq National Market and the Nasdaq SmallCap Market. GLB’s common stock is authorized for trading on the SmallCap Market. The NASD’s amended rules provide that every company whose shares trade on Nasdaq must have an audit committee consisting solely of independent directors. The audit committee must have at least three members, and it must act according to a written charter adopted by the company. At least one member of the audit committee must have employment experience in finance or accounting, or professional certification in accounting, or financial sophistication derived from comparable background and experience, for example having served as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. GLB believes that its Audit Committee composition satisfies these new standards. A copy of the Audit Committee charter is attached as Appendix A to this proxy statement. The charter was adopted by Great Lakes Bank’s board on July 18, 2000. The Audit Committee of GLB and the Audit Committee of Great Lakes Bank consist of the same individuals.

      Audit Committee Independence. In the opinion of GLB’s board, Directors Mechir, Svete and Wheeler do not have a relationship with GLB or the bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of GLB or Great Lakes Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of GLB or the bank. None of them has made payments to GLB or Great Lakes Bank in the past three years in an amount exceeding $200,000. In the opinion of GLB’s board, Directors Mechir, Svete and Wheeler are “independent directors,” as that term is defined in Rule 4200(a)(14) of the NASD’s rules.

      Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this proxy statement:

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 and has discussed the audited financial statements with management. The Audit Committee has also discussed with KPMG LLP, GLB’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with KPMG LLP the independent accountants’ independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in GLB’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
George X. Mechir
Joseph T. Svete
Thomas E. Wheeler

Remuneration of Directors

      Directors do not receive cash compensation for their service as GLB directors in addition to cash compensation they receive for their service as directors of Great Lakes Bank. In 2000, directors other than Richard T. Flenner, Jr., Thomas J. Smith and Richard M. Osborne — who received no cash compensation for their service as directors — received the sum of $250 for each meeting of the board of Great Lakes Bank attended, and $100 for each meeting of the Audit Committee and the Asset/Liability Committee attended. Under GLB’s 1998 Stock Option and Incentive Plan, options to acquire 200 shares of GLB common stock were granted effective February 17, 1998 to each director of GLB who was not also an officer or employee of GLB or Great Lakes Bank. The exercise price of those options is $13 per share. The 1998 Stock Option and Incentive Plan provides for an automatic grant of options on similar terms to any other nonemployee director elected or appointed after the February 17, 1998 adoption of the 1998 Stock Option and Incentive Plan, but during the term of the plan. Mr. Brown therefore received a similar option to acquire 200 shares of GLB common stock effective upon his appointment as a director on November 16, 1999. The exercise price is $9.63 per share.

Executive Officers of GLB

Name	Age	Principal occupation in the last 5 years

Richard T. Flenner, Jr.	58	See above

Andrew L. Meinhold	50	Andrew L. Meinhold has more than 20 years of banking experience in the northeastern Ohio banking market. He joined Great Lakes Bank in December 1994. Mr. Meinhold was promoted in March 1998 from Senior Vice President to Executive Vice President. He is a member of Leadership Lake County, the Mentor Rotary Club and the Geauga County Revolving Loan Fund Committee. He also serves as a Junior Achievement volunteer and is a member of the Geauga County Public Library Board

Cheryl J. Mihitsch	52	Cheryl J. Mihitsch joined Great Lakes Bank in May 1995 as Controller. With more than 20 years of experience in banking, Ms. Mihitsch has had responsibility for back office checking system operations, IRA and certificate processing, staff training for new online computer operations, budgeting and strategic planning, regulatory reporting and financial accounting and reporting. As Treasurer of GLB, she is GLB’s principal accounting and principal financial officer. Ms. Mihitsch was previously President and Treasurer of Quota International of Lake County, a women’s service organization

Executive Compensation

      Since completion of the holding company reorganization of Great Lakes Bank in September 1997, none of GLB’s executive officers has received any cash remuneration from GLB in addition to compensation received for service to Great Lakes Bank. Because GLB’s business is expected to consist for the foreseeable future of acting merely as the holding company for Great Lakes Bank, GLB expects that no separate cash compensation will be paid to officers of GLB in addition to compensation paid to them by Great Lakes Bank.

      The following table shows the annual compensation for services in all capacities to Great Lakes Bank for the fiscal years ended December 31, 2000, 1999, and 1998 for the President and Chief Executive Officer. No other executive officer of Great Lakes Bank received compensation in excess of $100,000 in 2000.

SUMMARY COMPENSATION TABLE

		Annual compensation

				($)
Name and		($)	($)	Other annual
principal position	Year	Salary (1)	Bonus	compensation

Richard T. Flenner, Jr.,	2000	$97,000	$1,500	(2)

President and Chief	1999	$87,000	$0	(2)

Executive Officer	1998	$82,000	$0	(2)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Long-term compensation

	Awards		Payouts

	($)	(#)		($)
Name and	Restricted	Securities	($)	All other
principal position	stock awards	underlying options	LTIP payouts	compensation

Richard T. Flenner, Jr.,	—	—	—	$2,781 (3)

President and Chief	—	5,000	—	—

Executive Officer	—	5,000	—	—

(1)	Includes amounts deferred at the election of the named executive officers under the bank’s 401(k) plan.

(2)	Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus.

(3)	Represents matching contributions by the bank to the officer’s 401(k) plan account. There were no matching contributions to his 401(k) plan account in 1999 or 1998.

      No stock options were granted in 2000 to the individual(s) named in the Summary Compensation Table. The following table shows the number of shares of GLB common stock acquired in 2000 or acquirable upon exercise of options by the individual(s) named in the Summary Compensation Table. The table also indicates the extent to which such options were exercisable at December 31, 2000, as well as the approximate value of such options based on the fair market value of the GLB common stock at December 31, 2000.

Number of securities
			underlying unexercised		Dollar value of in-the-money
	Number of shares		options at fiscal year end		options at fiscal year end (1)
	acquired on	Dollar value
Name	exercise	realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard T. Flenner, Jr.	0	$0	3,000	7,000	$0	$0

(1)	In general, a stock option is “in-the-money” when the stock’s fair market value exceeds the option exercise price. The value of unexercised options equals the estimated fair market value of a share acquirable upon exercise of an option at December 31, 2000, less the exercise price, multiplied by the number of shares acquirable upon exercise of the options. GLB common stock is quoted on the Nasdaq SmallCap Market under the symbol “GLBK.” Solely for purposes of the preceding table and for no other purpose, GLB has estimated the per share market value of the GLB common stock at December 31, 2000 as $7.50. The foregoing figure is an estimate only. The estimate does not necessarily reflect the price shareholders may obtain upon sale of their stock or the price at which shares of GLB common stock may be acquired, nor should such estimate be taken to represent management or the Board of Directors’ estimate of the intrinsic value or appropriate market value of the shares of GLB common stock. Because the estimated market value is less than the options’ exercise price, all of the stock options are “out-of-the-money,” and their value is therefore shown as zero.

      Options granted under the 1998 Stock Option and Incentive Plan generally become exercisable in five equal annual installments, the first 20% becoming exercisable on the first anniversary of the date of grant. The 1998 Stock Option and Incentive Plan provides that options not yet exercisable become exercisable in full if (a) a tender offer or exchange offer for shares of GLB common stock is commenced or (b) shareholders of GLB approve an agreement whereby GLB will cease to be an independent company or whereby GLB agrees to a sale of all or substantially all of its assets.

Retirement Plan Information

      In late 1997 Great Lakes Bank adopted a retirement plan under Internal Revenue Code of 1986 Section 401(k). The “GLB 401(k) Salary Reduction Plan and Trust” provides that participants may elect to defer up to 15% of their salary for investment in various accounts designated by the participant. Deferred salary is invested for the account of plan participants by the administrator of the 401(k) plan. All employees over age 21 who have at least one year of service (of 1,000 hours or more) are participants in the 401(k), although each participant elects whether to defer salary under the 401(k) plan. Great Lakes Bank makes discretionary matching contributions up to 50% of participants’ contributions, but no matching contributions are made for salary deferrals exceeding 6% of a participant’s salary. Matching contributions vest ratably over a five-year period, also becoming fully vested upon death or disability of the participant.

Certain Relationships and Related Party Transactions

      Great Lakes Bank’s authority to extend credit to executive officers, directors and greater than 10% shareholders, as well as entities such persons control, is subject to Sections 22(g) and 22(h) of the Federal Reserve Act and Regulation O promulgated thereunder by the Board of Governors of the Federal Reserve System. Among other things, these regulations require such loans to be made on terms substantially similar to those offered to unaffiliated individuals, place limits on the amount of loans a bank may make to such persons based, in part, on the bank’s capital position, and require certain approval procedures to be followed. Under Section 22(h), loans to an executive officer, director, or greater than 10% shareholder (a “principal shareholder”) of a bank, and certain affiliated entities of either, may not exceed, together with all other outstanding loans to such persons and affiliated entities, the bank’s loans-to-one-borrower limit, which in general terms means 15% of capital. Section 22(h) also prohibits loans in excess of the greater of 5% of capital or $25,000 to directors, executive officers and principal shareholders, and their respective affiliates, unless the loans are approved in advance by a majority of the board of directors, with interested directors not participating in the voting.

      In addition, the FDIC imposed non-standard conditions as part of the FDIC’s June 14, 1994 approval of the succession of Great Lakes Bank to the business of Great Lakes Commerce Bank. The FDIC’s non-standard conditions provide that neither Mr. Jerome T. Osborne, Sr. nor Mr. Richard M. Osborne may

•	act as an executive officer or operating officer of Great Lakes Bank,

•	assume a title normally associated with executive or operating officer status, or

•	receive compensation from the bank (other than fees for service on the board of directors, to the same extent other directors receive such fees, and except that the bank may pay to the chairman of the board fees for board service of up to $10,000 per year over that paid to other directors).

In addition, the non-standard conditions provide that Great Lakes Bank may not extend to Richard M. Osborne or Jerome T. Osborne, Sr., to all other Osborne family members, or to any financial interest of an Osborne family member, direct or indirect credit representing, in the aggregate, more than 25.0% of tier 1 capital.

      Information concerning extensions of credit by GLB and Great Lakes Bank to Messrs. Jerome T. and Richard M. Osborne, members of their family and related interests, and information concerning deposits of such persons held by Great Lakes Bank, is set forth in detail in GLB’s Annual Report on Form 10-KSB for the year ended December 31, 2000, which will be filed electronically by GLB with the Securities and Exchange Commission by the end of March 2001. Reports, proxy statements and other information filed by GLB with the Securities and Exchange Commission may be examined by visiting the Securities and Exchange Commission’s website at http://www.sec.gov.

      During 2000, certain directors and executive officers of the GLB and Great Lakes Bank, and associates of such persons, were customers of and had banking transactions with Great Lakes Bank in the ordinary course of business. GLB expects that these relationships and transactions will continue in the future. All loans and commitments to lend included in these transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by GLB or Great Lakes Bank. The existing transactions do not involve more than the normal risk of collectability or present other unfavorable features.

      Great Lakes Bank leases its property at 58 South Park Place, Painesville, Ohio, from Liberty Self-Stor, Inc., an affiliate of Richard M. Osborne. The annual base rent is $32,400 ($12 per square foot). The bank is also responsible for real estate taxes, assessments and insurance on the facility. The lease has a term of ten years. The lease is renewable for an additional ten-year term with an annual rental increased by 10% from the original rental term. The bank obtained an independent appraisal supporting the fairness of the lease terms.

      During 1999 Great Lakes Bank also leased its branch property at 29933 Euclid Avenue, Wickliffe, Ohio, from Richard M. Osborne, but he sold the property to a non-affiliate in October 1999.

      In 1998 Great Lakes Bank sold the property at 28500 Chardon Road, Willoughby Hills, Ohio to Collinwood Properties Co., LLC, a limited liability company controlled by an affiliate of Michael Osborne, brother of Vice Chairman Richard M. Osborne and son of Chairman Jerome T. Osborne. The bank leases the property from Collinwood Properties Co., LLC under a September 16, 1998 Lease Agreement having a term of ten years and an option to renew for an additional ten years. Monthly rent paid by the bank is approximately $2,900, plus taxes and utilities. The bank did not obtain an independent appraisal supporting the fairness of the lease terms or the sale price. Nevertheless, in the opinion of management, the terms and conditions of the sale and the leaseback transaction are at least as favorable to GLB and the bank as those that would have applied in a similar transaction with an unrelated third party.

      Under an Indenture of Lease dated March 1, 1998 and having a term of five years, Great Lakes Bank leased approximately 5,000 square feet of space in its main office facility to OsAir, a company controlled by Richard M. Osborne, for $5,000 monthly. Because of a planned acquisition in early 1999, the bank expected that it would need the additional office facilities occupied by OsAir. The bank and OsAir therefore agreed to termination of the lease. The acquisition was later terminated.

The Board of Directors recommends a vote “FOR” election of the identified nominees to serve as directors until the 2002 annual meeting or until their successors are elected and qualified

SECOND PROPOSAL — AMENDMENT OF THE 1998 STOCK OPTION AND INCENTIVE PLAN TO INCREASE SHARES AVAILABLE FOR ISSUANCE

      The purpose of the 1998 Stock Option and Incentive Plan is to promote the long-term interests of GLB and its shareholders by providing a means for attracting, motivating and retaining directors, officers and employees. The plan promotes GLB’s success by linking a portion of directors’, officers’, and employees’ compensation to the company’s long-term financial success and to growth in shareholder value.

      The board has approved an amendment to GLB’s 1998 Stock Option and Incentive Plan, which currently provides that options or other awards to acquire up to 28,000 shares of common stock may be granted under the plan. The amendment would increase from 28,000 to 100,000 the number of shares available for issuance under the plan. Even after increasing available shares to 100,000, total shares issuable under the plan for stock options previously granted and stock options or other awards granted hereafter will represent less than 5% of GLB’s issued and outstanding stock. The proposed amendment will not result in any new plan benefits to GLB’s directors, officers, or employees, other than the opportunity to receive additional stock-based awards under the plan.

      Awards may take the form of stock option grants, stock appreciation rights, restricted stock grants and performance share awards, but stock options only have been awarded to date. Eligible recipients of awards are directors, officers, and employees. At the end of 2000, 22,975 shares had been reserved under the plan for issuance upon exercise of outstanding stock options, leaving only 5,025 shares available for issuance under future stock option or other awards. On January 16, 2001 the Compensation Committee, which administers the stock option plan, determined to award options to acquire an additional 10,525 shares to officers and employees, subject to obtaining shareholder approval of an increase in the number of shares available for issuance under the plan. The board has therefore approved an amendment to the plan increasing from 28,000 to 100,000 the number of shares available for issuance.

      If the plan amendment is approved by shareholders, options to acquire 10,525 shares will be awarded as shown in the table to follow. The exercise price per share of the stock options is $8.00, the price of GLB common stock on January 16, 2001.

Number of shares
acquirable by
exercise of
proposed stock
Proposed stock option award recipients	options

Richard T. Flenner, Jr., President and Chief Executive Officer	5,000

Executive officers as a group (including Mr. Flenner)	9,000

Non-executive directors as a group	0

Non-executive officers and employees as a group	1,525

The stock options will have terms of 10 years, becoming exercisable in equal annual increments of 20% beginning on the anniversary of the date of grant. If the plan amendment is approved by shareholders, 66,500 shares will remain available for issuance under the plan as stock option or other awards.

      The plan currently provides in Section 5 that “the maximum number of Shares with respect to which Awards may be made under the Plan is 14,000, plus any Shares surrendered to the Corporation in payment of the exercise price of Options or Rights issued under the Plan.” That number was later increased to 28,000 by a 2-for-1 stock split. As amended, the plan will provide in Section 5 that “the maximum number of Shares with respect to which Awards may be made under the Plan is 100,000, plus any Shares surrendered to the Corporation in payment of the exercise price of Options or Rights issued under the Plan.”

The Board of Directors recommends a vote “FOR” the proposed amendment of the 1998 Stock Option and Incentive Plan

THIRD PROPOSAL — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The independent auditor of GLB since its inception in 1997 has been KPMG LLP. Upon the recommendation of the Audit Committee, KPMG LLP has been appointed by the board, subject to shareholder ratification, to continue in such capacity for the current fiscal year ending December 31, 2001. KPMG LLP is considered by the board to be highly qualified.

      One or more representatives of KPMG LLP are expected to be present at the annual meeting. The representative of KPMG LLP will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

      Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP for the audit of GLB’s annual financial statements for the year ended December 31, 2000 and for KPMG’s reviews of the financial statements included in GLB’s Forms 10-QSB filed with the Securities and Exchange Commission during 2000 are $57,400.

      Financial Information Systems Design and Implementation Fees. In 2000 KPMG LLP performed no services and therefore billed no fees relating to operating or supervising the operation of GLB’s information systems or local area network or for designing or implementing GLB’s financial information management systems.

      All Other Fees. The aggregate fees billed for other services rendered to GLB by KPMG LLP in 2000, including tax preparation services, are $10,800.

      Auditor Independence. The audit committee of the board believes that the non-audit services provided by KPMG LLP are compatible with maintaining the auditor’s independence. None of the time devoted by KPMG LLP on its engagement to audit GLB’s financial statements for the year ended December 31, 2000 is attributable to work performed by persons other than full-time, permanent employees of KPMG LLP.

The Board of Directors recommends a vote “FOR” ratification of the appointment of KPMG LLP as GLB Bancorp, Inc.’s independent auditors for the fiscal year ending December 31, 2001

SHAREHOLDER PROPOSALS

      The proxy is solicited by management and confers discretionary authority to vote on any matters that properly come before the annual meeting or any adjournments thereof. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly presented at the 2001 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgement.

      Shareholders desiring to submit proposals for inclusion in the proxy materials of GLB Bancorp, Inc. for the 2002 annual meeting must submit the proposals to GLB at its executive offices no later than November 28, 2001. GLB will not be required to include in its proxy statement or form of proxy for the 2002 annual meeting a shareholder proposal that is received after that date or that otherwise fails to meet requirements for shareholder proposals established by Securities and Exchange Commission regulations.

      If a shareholder intends to present a proposal at the 2002 annual meeting without seeking to include the proposal in GLB’s proxy materials for that meeting, the shareholder must give advance notice to GLB. The shareholder must give notice at least 45 days before the date in 2002 corresponding to the mailing date of this proxy statement for the 2001 annual meeting. This proxy statement is being mailed to shareholders on or about March 28, 2001. Accordingly, a shareholder who desires to present a proposal at the 2002 annual meeting without seeking to include the proposal in GLB’s proxy materials for that meeting should provide notice of the proposal to GLB no later than February 11, 2002. If the shareholder fails to do so, GLB’s management proxies for the 2002 annual meeting will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in GLB’s proxy materials.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires GLB’s directors and executive officers, as well as persons who own more than 10% of a registered class of GLB’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of GLB stock. Based solely on review of the copies of such reports furnished to GLB and written representations to GLB, to GLB’s knowledge all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2000.

GENERAL

      The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies on such proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications. If no choice is specified, the proxy will be voted FOR election of the nominees identified herein, FOR amendment of the 1998 Stock Option and Incentive Plan to increase shares available for issuance under the plan, and FOR ratification of GLB’s independent auditor.

      The cost of solicitation of proxies will be borne by GLB. GLB will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Great Lakes Bank may solicit proxies personally or by telephone without additional compensation.

      The Board of Directors is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the annual meeting.

Charter of the Audit Committee of the Board of Directors of Great Lakes Bank	Appendix A

I. Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Bank’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

•	Monitor the independence and performance of the Bank’s independent auditors and internal auditing department.

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

•	Report to the Board of Directors.

•	Encourage adherence to, and continuous improvement of, the Bank’s policies, procedures, and practices at all levels.

•	Review areas of potential significant financial risk to the Bank.

•	Monitor compliance with legal and regulatory requirements.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Bank’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the NASD Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in seminars, conferences, round tables, and other educational programs conducted by the Bank or an outside company.

      Audit Committee members shall be appointed by the Board on recommendation of the Executive Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its chair, should communicate with management and the independent auditors quarterly to review the Bank’s financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

      Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Review the Bank’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.	In consultation with the management, the independent auditors, and internal auditors consider the integrity of the Bank’s financial reporting processes and controls. Discuss significant risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses including the status of previous recommendations.

4.	Review with financial management and the independent auditors the Bank’s quarterly financial results prior to the release of earnings and/or the Banks quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Bank’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors

5.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.	Approve the fees for KPMG LLP and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditors firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

7.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Bank that could impair the auditors independence.

8.	Review the independent auditors audit plan — discuss scope, staffing locations, reliance upon management, and internal audit and general audit approach.

9.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.	Consider the independent auditors’ judgment about the quality and appropriateness of the Bank’s accounting principles as applied in its financial reporting.

11.	Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Bank’s financial statements.

12.	Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Bank.

13.	Inquire as to the independent auditor’s views about whether management’s choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

     Internal Audit Department and Legal Compliance

14.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department as needed.

15.	Review the appointment, performance, and replacement of the senior internal audit executive.

16.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

17.	On at least an annual basis, review with the Bank’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Bank’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

18.	Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Bank. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

     Other Audit Committee Responsibilities

19.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Bank’s annual proxy statement.[1]

20.	Perform any other activities consistent with this charter, the Bank’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

21.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

22.	Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.[2]

23.	Periodically perform self-assessment of audit committee performance.

24.	Annually review policies and procedures as well as audit results associated with directorsÎ and officers expense accounts and perquisites. Annually review a summary of director and officerÎs related party transactions and potential conflicts of interest.

[1]The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:
•	Reviewed and discussed the audited financial statements with management;

•	Discussed with the independent auditors the matters required to be discussed by SAS 61; and

•	Received certain disclosures from the auditors regarding their independence as required by the ISB 1 and then include a statement if based on this review if the audit committee recommended to the board to include the audited financial statements in the annual report filed with the SEC.

[2]Additional requirements could include:
•	Review management’s monitoring of the Company’s compliance with the organization’s Ethical Code and ensure that management has the proper review system in place to ensure that Company’s financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

GLB BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS — APRIL 24, 2001
This Proxy is Solicited by the Board of Directors

The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of GLB Bancorp, Inc., or a majority of them, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of stock of GLB Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Holiday Inn Express Hotel & Suites LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio, on April 24, 2001, at 10:30 a.m. local time, and at any adjournment or postponement thereof, as follows:

		FOR	WITHHOLD
1.	A proposal to elect the nominees named herein to serve as directors until the 2002 Annual Meeting of Shareholders, or until their successors are elected and qualified.

NOMINEES:	James A. Brown Richard T. Flenner, Jr. James V. Fryan	George C. Lott George X. Mechir Jerome T. Osborne	Richard M. Osborne Edward R. Pike Thomas J. Smith	Joseph T. Svete Thomas E. Wheeler

To withhold authority to vote for any individual nominee, print that nominee’s name on this line:

		FOR	AGAINST	ABSTAIN
2.	A proposal to amend the 1998 Stock Option and Incentive Plan to increase to 100,000 the number of shares available for issuance under the plan.
3.	A proposal to ratify the appointment by the Board of Directors of the firm of KPMG LLP to serve as GLB Bancorp, Inc.’s independent auditors for the fiscal year ending December 31, 2001.

The Board of Directors recommends a vote “FOR” the identified nominees and “FOR” proposals 2 and 3.

P
R
O
X
Y

(Continued, and to be signed, on the reverse side)

(Continued from reverse side)

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted “FOR” the identified nominees and “FOR” proposals 2 and 3. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of GLB Bancorp, Inc. at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from GLB Bancorp, Inc. prior to the execution of this proxy of the Notice of the Annual Meeting of Shareholders and Proxy Statement dated March 21, 2001.

Dated , 2001

X
SIGNATURE OF SHAREHOLDER
X
SIGNATURE OF JOINT SHAREHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.